                               CARRIAGE SERVICES

           JOHNSON RICE & COMPANY DEATHCARE CONFERENCE OCTOBER 2, 2002
                                   (NYSE: CSV)

          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                                COMPANY OVERVIEW


 - Fourth largest publicly traded deathcare company

 - 149 funeral homes and 30 cemeteries in 29 states

 - Successful Fresh Start Program largely complete

 - Upgraded leadership is driving new strategies

 - Culture of excellence to build a lasting enterprise



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                               MISSION STATEMENT


                       We are committed to being the most
                   professional, ethical and highest quality
                          funeral and cemetery service
                         organization in our industry.



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                               GUIDING PRINCIPLES


 - Honesty, Integrity and Quality in all that we do

 - Hard work, pride of accomplishment and shared success through employee ownership

 - Belief in the power of people through individual initiative and teamwork

 - Outstanding service and profitability go hand-in-hand

 - Growth of the Company is driven by decentralization and partnership



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                           KEY ELEMENTS OF FRESH START


 - Downsize corporate organization

 - Upgrade corporate and local business leadership

 - Change preneed funeral marketing strategy

 - Stratify funeral home and cemetery portfolios

 - Improve or dispose underperforming businesses

 - Adjust carrying value of remaining assets

 - Modify debt covenants


          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                     REVIEW OF FIVE MAJOR FRESH START GOALS


 1)  Restore credibility to our operating & consolidation model

 2)  Increase and better align our earnings & cash flow

                                1999          2000          2001       2002E
                              ------         ------        -----       -----
EPS                            $0.39         $0.06*        $0.51       $0.42
Recurring free cash
  flow per share              ($0.49)        $0.12*        $0.83       $0.74

* before special charges related to Fresh Start



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                     REVIEW OF FIVE MAJOR FRESH START GOALS


 3)   Restore market value credibility to balance sheet

 4)   Reduce debt

 5)   Reposition company to access capital markets



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                               CARRIAGE SERVICES

                              REVIEW OF OPERATING
                                   PERFORMANCE



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                              ACQUISITION SPENDING
                                 ($ in millions)

                                    [GRAPH]




          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                                    REVENUE
                                 ($ in millions)

                                    [GRAPH]



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                                      EPS
                (Before special and other non-recurring charges)

                                    [GRAPH]



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                                     EBITDA
                                 ($ in millions)

                                    [GRAPH]



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                         DEBT & CONTINGENT OBLIGATIONS
                                 ($ in millions)

                                    [GRAPH]



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

              RECURRING OPERATING FREE CASH FLOW & STOCK PRICE DATA
                       ($ in millions, except stock price)

                                    [GRAPH]



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                               CARRIAGE SERVICES

                              WHY OWN THIS STOCK?



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                          UNIQUE INVESTMENT OPPORTUNITY


- CSV existing operations visible and predictable

- CSV offers LBO characteristics without promotion

- Favorable risk/reward profile

- Three scenarios with compelling returns


          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                          LONG-TERM BASE CASE SCENARIO
                     ($ in millions, except per share data)

                                                                                                                           5-YR.
                                 12/31/02      12/31/03       12/31/04       12/31/05       12/31/06        12/31/07       CAGR
---------------------------------------------------------------------------------------------------------------------------------
REVENUE                            154             154            155            161            166             171          2.1%
EBITDA                              42              42             42             44             46              48          2.9%
EPS, DILUTED                      0.42            0.42           0.46           0.55           0.64            0.75         12.2%
FCF PER SHARE                     0.74            0.72           0.66           0.71           0.84            0.97          5.6%
PRE-TAX FCF                         13              13             14             18             22              26         15.2%
FREE CASH FLOW                      13              13             12             13             15              18          7.0%
DIVESTITURES & OTHER                 0               4              4              0              0               0            NM
TOTAL DEBT                         150             132            116            104             89              71        -13.7%


          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                       BASE CASE ENTERPRISE VALUATION #1
                (Estimated $ in millions, except per share data)


                                             12/31/02       12/31/03         12/31/04        12/31/05      12/31/06      12/31/07
---------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE VALUE (EV)
  DEBT                                         150              132             116             104             89           71
  PREFERRED STOCK                               90               90              90              90             90           90
  MKT. VALUE EQUITY                             53               71              86              99            114          131
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                      293              293             293             293            293          293

EBITDA                                          42               42              42              44             46           48
DILUTED SHARES OUT.                           17.6             17.7            17.9            18.1           18.2         18.2

SCENARIO #1: 1 POINT MULTIPLE DECREASE
--------------------------------------------------------------------------------------------------------------------------------
EV/EBITDA MULTIPLE                            7.0X             7.0X            6.9X            6.6X           6.3X         6.0X

IMPLIED STOCK PRICE                          $3.00            $4.01           $4.82           $5.47          $6.27        $7.21

ANNUAL % INCREASE                                               34%             20%             13%            15%          15%
                                                              ------------------------------------------------------------------
                                                                                   5 - YEAR COMPOUND IRR = 19%



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                       BASE CASE ENTERPRISE VALUATION #2
                (Estimated $ in millions, except per share data)


                                 12/31/02     12/31/03      12/31/04      12/31/05     12/31/06        12/31/07
----------------------------------------------------------------------------------------------------------------
ENTERPRISE VALUE (EV)
  DEBT                              150          132           116           104            89             71
  PREFERRED STOCK                    90           90            90            90            90             90
  MKT. VALUE EQUITY                  53           71            86            99           114            131
----------------------------------------------------------------------------------------------------------------
    TOTAL                           293          293           293           293           293            293

EBITDA                               42           42            42            44            46             48
DILUTED SHARES OUT.                17.6         17.7          17.9          18.1          18.2           18.2

SCENARIO #2: FLAT MULTIPLE
----------------------------------------------------------------------------------------------------------------
EV/EBITDA MULTIPLE                 7.0X         7.0X          7.0X          7.0X          7.0X           7.0X

IMPLIED ENTERPRISE VALUE            293          290           294           307           322            337

IMPLIED STOCK PRICE               $3.00        $3.84         $4.90         $6.29         $7.88          $9.66

ANNUAL % INCREASE                                28%           28%           28%           25%            22%
                                               -----------------------------------------------------------------
                                                                 5 - YEAR COMPOUND IRR = 26%


          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                       BASE CASE ENTERPRISE VALUATION #3
                (Estimated $ in millions, except per share data)


                                               12/31/02      12/31/03      12/31/04        12/31/05      12/31/06     12/31/07
------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE VALUE (EV)
  DEBT                                            150           132          116              104            89             71
  PREFERRED STOCK                                  90            90           90               90            90             90
  MKT. VALUE EQUITY                                53            71           86               99           114            131
------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                         293           293          293              293           293            293

EBITDA                                             42            42           42               44            46             48
DILUTED SHARES OUT.                              17.6          17.7         17.9             18.1          18.2           18.2

SCENARIO #3: 1 POINT MULTIPLE INCREASE
------------------------------------------------------------------------------------------------------------------------------
EV/EBITDA MULTIPLE                               7.0X          7.2X         7.4X             7.6X          7.8X           8.0X

IMPLIED ENTERPRISE VALUE                          293           298          311              334           359            386

IMPLIED STOCK PRICE                             $3.00         $4.31        $5.84            $7.76         $9.92         $12.31

ANNUAL % INCREASE                                               44%          36%              33%           28%            24%
                                                              ----------------------------------------------------------------
                                                                                 5 - YEAR COMPOUND IRR = 32%



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

                               CARRIAGE SERVICES

                       A unique investment opportunity...

                                   THANK YOU!



          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.

FORWARD-LOOKING INFORMATION

In addition to historical information, this presentation contains forward-looking statements made by the management of Carriage Services, Inc. (the "Company"or "Carriage"). Such statements are typically identified by terms expressing future expectations or goals. These forward-looking statements, although made in good faith, are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause such a difference include Carriage's inability to sell businesses and properties for the estimated proceeds, to achieve the free cash flow from operations in the base casescenario, or to achieve internal growth from our businesses; adverse changes in economic and financial market conditions, increasing interest rates, and restricted credit availability; lower death rates; changing consumer preferences; competition in our markets from new entrants and existing business competitors; Carriage's inability to maintain operating ratios within the limits set forth within our financing arrangements; and changes in government regulation of the death care industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date hereof. We undertake no obligation to revise or publicly release the results of any revision of these forward-looking statements. Readers should carefully review the Cautionary Statements described in this and other documents we file from time to time with the Securities and Exchange Commission, including Annual Reports on Form 10-K and Current Reports on Form 8-K filed by Carriage in the future.


          Copyright 2002(C) Carriage Services, Inc. All rights reserved

Forward-looking statements contained herein are subject to certain risks and uncertainties as further described in the last slide in this presentation.